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                                                                    Exhibit 23.1
                        INDEPENDENT AUDITORS' CONSENT
                        -----------------------------


We consent to the use in this Registration Statement of Amway Japan Limited on Form F-3, as amended, of our report dated October 18, 1995, appearing in the Prospectus, which is part of this Registration Statement, as amended.

We also consent to the reference to us under the heading "Experts" in such Prospectus.




DELOITTE TOUCHE TOHMATSU



Tokyo, Japan
October 18, 1995